UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) September 21, 2004

                              VIKING SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

              000-49636                             86-0913802
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      (Commission File Number)           (IRS Employer Identification No.)


  7514 Girard Ave., Ste. 1509, La Jolla, CA                         92037
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  (Address of Principal Executive Offices)                       (Zip Code)

                                  858-456-6608
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

     On September 15, 2004, Viking Systems, Inc. ("Viking") entered into a Loan and Security Agreement ("Loan Agreement") and an Intellectual Property Security Agreement (the "IP Agreement") with Silicon Valley Bank ("SVB"). The purpose of the credit facility is to provide working capital for the operations of the Vision Systems Group. It should provide sufficient capital to cover gaps in cash flow related to the spread between inventory purchases and payments from Viking's OEM accounts. This line of credit will allow Viking to allocate more of equity capital raised for additional acquisitions.

The Loan Agreement includes the following terms:

     o SVB may loan up to $400,000 to Viking in connection with eligible accounts receivable of Viking, including US and foreign OEM accounts, and the maximum amount which will be loaned on any receivable is 80% of the face amount of the receivable.

     o Viking has the discretion as to whether to request a loan against any specific account receivable. Any request for a loan by Viking will be reviewed by SVB on a case-by-case basis and SVB has the sole discretion whether to make a loan based upon a specific account receivable. SVB charges a one-time collateral handling fee of .375% for each invoice.

     o The effective annual interest rate on the outstanding balance is prime rate plus 3.5 percent. There are no monthly minimum charges, no minimum balance requirements and no termination fee.

     o    The loan is  secured  by  substantially  all of the  assets  of Viking including intellectual property assets, and the Loan Agreement requires Viking to obtain approval from SVB before it undertakes certain corporate actions including, but not limited to, acquisitions, mergers, and/or the incurrence of additional debt.

Item 9.01 Financial Statements and Exhibits

C - Exhibits

      Exhibit Number          Description
      --------------          -----------

      10.1                    Loan and Security Agreement
      10.2                    Intellectual Property Security Agreement

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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  September 23, 2004                VIKING SYSTEMS, INC.



                                          By:  /s/ Thomas B. Marsh,
                                               President/Chairman of the Board










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